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                                  Exhibit 99.1

                       Computational Materials provided by
                          Deutsche Bank Securities Inc.

                              FINAL_FHASI045 - 1A2

Deutsche Bank Securities   CMO Trading 212-250-2669

Balance   $40,775,000.00   Delay           0            Index           LIBOR_1MO | 1.3   WAC(1)   6.860101947   WAM(1)    333
Coupon    1.7500           Dated           06/25/2004   Mult / Margin   1.0 / .45         NET(1)   6.461848      WALA(1)   27
Settle    06/30/2004       First Payment   07/25/2004   Cap / Floor     8 / .45

-------------------------------------------------------------------------------------------------------------------------
                      6 CPR          10 CPR         15 CPR         20 CPR          25 CPR        30 CPR         35 CPR
-------------------------------------------------------------------------------------------------------------------------
      Price        Disc Margin    Disc Margin    Disc Margin    Disc Margin    Disc Margin    Disc Margin    Disc Margin
-------------------------------------------------------------------------------------------------------------------------
           99-24             48             49             51             52             54             56             58
           99-25             48             49             50             51             53             55             57
           99-26             47             48             49             51             52             53             55
           99-27             47             48             49             50             51             52             53
           99-28             47             47             48             49             50             51             52
           99-29             46             47             47             48             48             49             50
           99-30             46             46             46             47             47             48             48
           99-31             45             46             46             46             46             46             47
          100-00             45             45             45             45             45             45             45
          100-01             45             44             44             44             44             44             43
          100-02             44             44             44             43             43             42             42
          100-03             44             43             43             42             42             41             40
          100-04             43             43             42             41             40             39             38
          100-05             43             42             41             40             39             38             37
          100-06             43             42             41             40             38             37             35
          100-07             42             41             40             39             37             35             33
          100-08             42             41             39             38             36             34             32

             WAL           9.24           6.64           4.74           3.60           2.85           2.33           1.94

Principal Window  Jul04 - Jul27  Jul04 - Mar24  Jul04 - Apr20  Jul04 - Apr17  Jul04 - Dec14  Jul04 - Jan13  Jul04 - Jul11

       LIBOR_1MO           1.30           1.30           1.30           1.30           1.30           1.30           1.30
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                      40 CPR         45 CPR         50 CPR         55 CPR         60 CPR         70 CPR
----------------------------------------------------------------------------------------------------------
     Price         Disc Margin    Disc Margin    Disc Margin    Disc Margin    Disc Margin    Disc Margin
----------------------------------------------------------------------------------------------------------
           99-24             61             63             66             69             72             80
           99-25             59             61             63             66             68             75
           99-26             57             58             60             63             65             71
           99-27             55             56             58             60             62             67
           99-28             53             54             55             57             58             62
           99-29             51             52             53             54             55             58
           99-30             49             49             50             51             52             54
           99-31             47             47             48             48             48             49
          100-00             45             45             45             45             45             45
          100-01             43             43             42             42             42             41
          100-02             41             41             40             39             38             36
          100-03             39             38             37             36             35             32
          100-04             37             36             35             33             32             28
          100-05             35             34             32             30             28             23
          100-06             33             32             30             27             25             19
          100-07             31             29             27             24             22             15
          100-08             30             27             24             22             18             11

             WAL           1.65           1.42           1.24           1.08           0.95           0.73

Principal Window  Jul04 - May10  Jul04 - Jun09  Jul04 - Nov08  Jul04 - Apr08  Jul04 - Oct07  Jul04 - Jan07

       LIBOR_1MO           1.30           1.30           1.30           1.30           1.30           1.30
----------------------------------------------------------------------------------------------------------

Yield Curve   Mat     3MO      6MO      2YR      3YR      5YR     10YR     30YR
-----------   ---   ------   ------   ------   ------   ------   ------   ------
              Yld   1.2916   1.6764   2.7419   3.1528   3.8428   4.6499   5.3468

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or so investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.